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                                                                    EXHIBIT 99.2
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                         UNITED STATES BANKRUPTCY COURT
                            NORTHERN DISTRICT OF OHIO
                                EASTERN DIVISION

In re:                                       ) Chapter 11
                                             )
         COLD METAL PRODUCTS, INC., et al.,  ) Case Nos. 02-43619 and
                                             ) 02-43620
                    Debtors.                 ) (Jointly Administered)
                                             )
                                             )
                                             ) William T. Bodoh
___________________________________________  ) Bankruptcy Judge

          SOLICITATION FOR BIDS TO PURCHASE CERTAIN BUSINESS ASSETS AND NOTICE OF (A) TERMS AND CONDITIONS OF AUCTION AND (B) SALE HEARING

TO ALL INTERESTED PARTIES:

                  PLEASE TAKE NOTICE that Cold Metal Products, Inc. ("Cold Metal") and Alkar Steel Corporate, the above-captioned debtors and debtors in possession (collectively, the "Debtors"), are soliciting offers for the purchase of the assets of their facilities, and those of Cold Metal's Canadian subsidiary, Cold Metal Limited, located in or near Ottawa, Ohio; Indianapolis, Indiana; Roseville, Michigan; Youngstown, Ohio; Montreal, Quebec; and Hamilton, Ontario (the "Assets").

                  PLEASE TAKE FURTHER NOTICE that, pursuant to a court order entered on February_____, 2003, approving the asset sale procedures described below (the "Asset Sale Procedures"), the Debtors will conduct an auction of the Assets (the "Auction") among Qualified Bidders (as such term is defined below) on February 26, 2003, at 10:00 a.m., Eastern Time, at a location to be designated by the Debtors in Cleveland, Ohio. Under the Asset Sale Procedures, the Auction (a) may be adjourned to a later date, (b) may be moved to a different location, or (c) may not be conducted.

                  PLEASE TAKE FURTHER NOTICE that the sale of the Assets to the highest or best bidder is subject to the approval of the Bankruptcy Court, pursuant to Section 363 of the Bankruptcy Code, 11 U.S.C. Sections 101-1330. A hearing to consider such approval is scheduled to be conducted on February 27, 2003, at 1:30 p.m., Eastern Time, before The Honorable William T. Bodoh, United States Bankruptcy Judge, at the United States Courthouse and Federal Building, 10 East Commerce Street, Youngstown, Ohio 44503 (the "Sale Hearing"). The Sale Hearing may be adjourned or rescheduled without notice other than by an announcement at the Sale Hearing. Objections to the proposed sale must be filed with the Court and served on

                                                                       Exhibit A
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undersigned counsel so as to be received no later than 4:00 p.m., Eastern Time, on February 21, 2003.

                  PLEASE TAKE FURTHER NOTICE that, except as otherwise set forth herein, all inquiries concerning the Asset Sale Procedures, the Auction, the Assets, or related matters should be made in writing and directed to: Resilience Capital Partners LLC, 25201 Chagrin Boulevard, Suite 360, Cleveland, Ohio 44122,
Attention: Geoffrey S. Frankel, Managing Partner, Facsimile No. (330) 726-6151.

                  PLEASE TAKE FURTHER NOTICE that the Asset Sale Procedures are as follows:

                            THE ASSET SALE PROCEDURES

         A.       DESCRIPTION OF THE ASSETS

                  1. Brief Overview of Assets. The Assets consist of all tangible assets (including real estate, equipment, inventory, and accounts receivable) located at each of the following facilities, along with all intangible assets used in the business conducted at each facility:(1)

                           (a)      The Alkar Facility.

                           (b)      The Ottawa (Ohio) Facility.

                           (c)      The Indianapolis Facility.

                           (d)      The Montreal Facility.

                           (e) The Hamilton (Ontario) Facility (excluding Building 18)

                           (f)      Building 18 (located in Hamilton, Ontario).

                           (g)      The Youngstown Facility(2).

                           As described below, pursuant to the Asset Sale Procedures, the Debtors will solicit interest in purchasing (a) substantially all of the assets composing any of the separate facilities identified above (individually, a "Facility") on a going concern basis, (b) substantially all of the assets

------------------------
(1) A comprehensive description of the Assets is set forth in the Asset Purchase Agreement (as such term is defined below) provided under the procedures in respect of each Facility (as such term is defined below) and will be available to potential bidders through the due diligence process described below. See definition of "Acquired Assets" in the Asset Purchase Agreement and related schedules thereto.

(2) A majority of the Assets are owned by Cold Metal; however, the Debtors seek authority to sell all of the Assets as described herein and in the Asset Purchase Agreement, whether owned by Cold Metal, Alkar, or Cold Metal's non-debtor Canadian subsidiary, Cold Metal Limited. Sale of the Canadian Assets will be governed by, and conducted in accordance with, Canadian law. The Debtors, by this Motion, seek Bankruptcy Court approval of their decision to sell the assets of their Canadian subsidiary.

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                           composing any combination of the Facilities on a
                           going-concern basis, or (c) substantially all of the Assets on a going-concern basis.

         B.       INITIAL PARTICIPATION REQUIREMENTS

                  1. Confidentiality Agreement and Statement of Interest. Unless the Debtors, in their discretion after consultation with the Lenders and the Committee (collectively, the "Creditors"), waive any requirements relating to participation in the Bidding Process (as such term is defined below), any person or entity wishing to participate in the Bidding Process must deliver to the Debtors:

                           (a) an executed confidentially agreement in form and substance satisfactory to the Debtors; and

                           (b) a statement demonstrating to the Debtors' satisfaction a bone fide interest in purchasing one or more of the Facilities or all of the Assets.

                           Upon delivering these materials, the interested party will be considered a "Potential Bidder."

                  2. Confidential Memorandum and Asset Purchase Agreement. After a Potential Bidder delivers all of the materials required by Section B.1., the Debtors will deliver to the Potential Bidder (unless previously delivered): (a) a confidential memorandum containing information and financial data with respect to the Assets sought to be acquired (the "Confidential Memorandum"); and (b) a copy of a form of asset purchase agreement with respect to the Assets (the "Asset Purchase Agreement"). The Debtors anticipate that a copy of the Asset Purchase Agreement (without its schedules and related ancillary documents) will be filed with the Court at or prior to the hearing on this Motion. The Debtors may provide separate forms of an Asset Purchase Agreement for individual facilities and all of the Assets. A separate, distinct form of Asset Purchase Agreement will be provided for Assets located in Canada. All such proposed form agreements are included within the definition of Asset Purchase Agreement used herein.

         C.       DUE DILIGENCE

                  The Debtors will afford any Potential Bidder such due diligence access or additional information as may be reasonably requested and that the Debtors determine, in their business judgment, to be reasonable and appropriate. The Debtors will designate an employee or other representative to coordinate all

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                  reasonable requests for additional information and due
                  diligence access from such Potential Bidders. Unless otherwise determined by the Debtors in their discretion after consultation with the Creditors, the availability of additional due diligence to a Potential Bidder will cease (a) if the Potential Bidder does not become a Qualified Bidder (as such term is defined below), (b) from and after the Bid Deadline (as such term defined below), or (c) if the Bidding Process is terminated in accordance with its terms with respect to the Assets at issue. Except as provided above with respect to the Confidential Memorandum and Asset Purchase Agreement to be provided to Potential Bidders, neither the Debtors nor their representatives will be obligated to furnish any information of any kind whatsoever relating to Assets to any party.

         D.       ABILITY TO SELECT A STALKING-HORSE BUYER

                  1. Buyer Bid. The Debtors may execute an asset purchase agreement (a "Buyer APA") with any third party (a "Buyer") in connection with the proposed sale of the Assets (a "Buyer Bid"); provided that any Buyer APA must be executed no later than 5:00 p.m., Eastern Time, on February 19, 2003, or such later date as may be established by the Debtors in their discretion after consultation with the Creditors (the "Buyer APA Deadline"). A Buyer Bid may relate to the proposed purchase of (a) any one of the Facilities, (b) any combination of more than one Facility, or (c) substantially all of the Assets. Upon execution of the Buyer APA, the Buyer Bid will be deemed to be an acceptable Qualified Bid (as such term is defined below) for the applicable Assets.

                  2. Break-Up Fee. If a Buyer APA is executed, the Buyer will be entitled, in accordance with the terms of the Buyer APA, to a break-up fee negotiated by the Debtors and the Buyer (a "Break-Up Fee"), not to exceed three and a half percent (3.5%) of the proposed transaction's value (including cash, non-cash consideration, and assumed liabilities). The Buyer's entitlement to a Break-Up Fee is expressly conditioned on (a) the Buyer's willingness to purchase the applicable Assets on an "as is, where is" basis; (b) the consummation of a sale of the applicable Assets to another party; and (c) the other terms and conditions contained in the Buyer APA.

                  3. Notice of Buyer Bid. Promptly following its execution, the Debtors will provide all Potential Bidders with a copy of any Buyer APA.

         E.       BID DEADLINE

                  Not later than 2:00 p.m., Eastern Time, on February 21, 2003 (the "Bid Deadline"), a Potential Bidder that desires to make a bid shall deliver written copies of its bid to: (a) Cold Metal Products, Inc., 8526 South Avenue,

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                  Boardman, Ohio 44513, Attention: Joseph C. Horvath, Facsimile
                  No. (330) 726-6151; (b) Resilience Capital Advisors LLC, 25201 Chagrin Blvd, Suite 360, Cleveland, Ohio 44122, Attention:
                  Geoffrey S. Frankel, Facsimile No. (216) 292-4750; (c) Brouse McDowell, 1001 Lakeside Avenue, Suite 1600, Cleveland, Ohio 44114, Attention: Joseph F. Hutchinson, Jr., Esq., Facsimile No. (216)830-6807; and (d) Hahn & Hessen LLP, 488 Madison Avenue, New York, New York 10022, Attention: Gilbert Backenroth, Esq., Facsimile No. (212) 478-7400. The Debtors then will promptly distribute a copy of each bid received to counsel for the Creditors. By notice to all Potential Bidders, the Debtors may extend the Bid Deadline once or successively, but is not obligated to do so.

         F.       BID REQUIREMENTS

                  1. Assets. Potential Bidders may bid on (a) any one of the Facilities, (b) any combination of Facilities, or
                           (c) the Assets. The Debtors reserve the right, in their discretion after consultation with the Creditors, to consider bids for other combinations of Assets, but are not required to do so.

                  2. Form and Content of Bid. To qualify, a bid must be in writing and state that:

                           (a) The Potential Bidder offers to purchase the applicable Assets upon the terms and conditions set forth in a copy of the Asset Purchase Agreement enclosed therewith, marked to show any proposed amendments and modifications to the Asset Purchase Agreement (the "Marked Agreement"). If there already is an existing proposed Buyer Bid with respect to the Assets to be purchased, the Marked Agreement should identify proposed amendments and modifications based on the Buyer APA;

                           (b) The Potential Bidder's offer is not subject to any due diligence or financing contingency and is irrevocable until the earlier of: (i) the closing of the sale of the applicable Assets, whether or not to such Potential Bidder; (ii) 48 hours after the termination of an executed Asset Purchase Agreement with another buyer concerning the applicable Assets as a result of the buyer's failure to close; or (iii) the withdrawal of the applicable Assets from the sale process;

                           (c) With respect to any Assets for which there is a Buyer Bid, the purchase price is not less than the purchase price contained in the Buyer Bid, plus a minimum overbid (the "Minimum Overbid") equal to 103% of the corresponding Break-Up Fee; and

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                           (d)      The Potential Bidder is ready and willing to
                                    close on its proposed purchase of the
                                    applicable Assets within three (3) business days of the date the Sale Order is entered.

                  3. Required Supporting Materials. A Potential Bidder shall accompany its bid with (a) written evidence of available cash, a commitment for financing, or ability to obtain a satisfactory commitment if selected as the Successful Bidder (as such term is defined below) and such other evidence of ability to consummate the transaction as the Debtors may reasonably request; (b) a copy of a corporate resolution (or a comparable resolution if submitted by a limited liability company) authorizing the Potential Bidder to make a binding and irrevocable bid on the terms proposed, or if the offer is submitted by a partnership, affidavits signed by all general partners of the partnership stating that the Potential Bidder is authorized to make the binding and irrevocable bid; (c) any pertinent factual information regarding the Potential Bidder's operations that would assist the Debtors in their analysis of issues arising with respect to the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended; (d) the Potential Bidder's valuation of its bid, including cash, non-cash consideration, and assumed liabilities (the "Bid Valuation"); and (e) any pertinent factual information regarding the Potential Bidder's intended operation of the applicable Assets necessary to evaluate the Debtors' potential WARN Act exposure, if any. To the extent any Qualified Bid proposes to include non-cash instruments or similar consideration in its bid, such bid shall be accompanied by the form of notes or other type of instrument in connection with such non-cash consideration. The Bid Valuation shall not be binding on the Debtors, the Creditors, or any other party in interest.

                  4. Required Good Faith Deposit. By the Bid Deadline, a Potential Bidder must deposit with an escrow agent selected by the Debtors (the "Escrow Agent") a good faith deposit (the "Good Faith Deposit") equal to ten percent (10%) of the Bid Valuation. The Good Faith Deposit must be made by certified check or wire transfer and will be held by the Escrow Agent in accordance with the terms of an escrow agreement to be provided with the Asset Purchase Agreement. A Lender may submit a credit bid pursuant to Section 363(k) of the Bankruptcy Code without making a Good Faith Deposit.

                  5. Qualified Bid. A bid received from a Potential Bidder that meets the requirements in paragraphs 20-23 above, shall be considered a "Qualified Bid" and such Potential Bidder shall become a Qualified Bidder. The Debtors reserve the right, in their discretion after consultation with the Creditors, to waive noncompliance with any one or more of these requirements and deem any otherwise nonqualifying bid to be a Qualified

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                           Bid. A Qualified Bid will be evaluated based upon
                           factors such as: (a) the purported amount of the Qualified Bid; (b) the fair value to be provided to the Debtors under the Qualified Bid; (c) the risks associated with any non-cash consideration in any Qualified Bid; (d) the ability to close the proposed sale transaction without delay; (e) the costs of selling non-purchased assets; and (f) any other factors that the Debtors may deem relevant.

                  6. Disqualification of Bid. Notwithstanding the foregoing, the Debtors reserve the right to disqualify any bid in their discretion, after consultation with the Creditors, if the bid:

                           - is on terms that are materially more burdensome or conditional than the terms of the Asset Purchase Agreement or any applicable Buyer APA;

                           - proposes to purchase items other than the Assets;

                           - requires any indemnification of such Qualified Bidder in its Marked Agreement;

                           -        is not received by the Bid Deadline;

                           - includes a non-cash instrument or similar consideration that is not freely marketable;

                           - is subject to any due diligence or financing condition; or

                           - fails to satisfy any requirement set forth in paragraphs F.1 through F.4 above.

                           Any bid rejected pursuant to this Section F.6 shall not deemed to be a Qualified Bid.

         G.       CONDUCT AND TERMINATION OF BIDDING PROCESS

                  1. Conduct of the Bidding Process. The Debtors will, in their discretion after consultation with the
                           Creditors: (a) determine whether any Potential Bidder satisfies the requirements specified above for obtaining the Confidential Memorandum and the Asset Purchase Agreement; (b) coordinate the efforts of Potential Bidders in conducting their respective due diligence investigations regarding the Assets; (c) determine whether any Potential Bidder is a Qualified Bidder; (d) determine whether to remove any of the Assets from the sale process under the Asset Sale

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                           Procedures; (e) evaluate bids from Qualified Bidders
                           and determine whether any such bid is a Qualified Bid; (f) negotiate any bid made to purchase some or all of the Assets, including any Buyer Bid, and negotiate any related transaction issues; (g) perform the actions set forth in paragraphs H.4. through K below pertaining to the Auction and Sale Hearing; and
                           (h) make such other determinations as are provided in the Asset Sale Procedures. All of the foregoing activities and other actions relating to the Debtors efforts to sell the Assets under the Asset Sale Procedures are referred to collectively as the "Bidding Process."

                  2. Termination of the Bidding Process. If no Qualified Bids are received with respect to any Facility, the Debtors may remove such Facility from the Bidding Process. The Debtors may terminate the Bidding Process at any time with respect to any Facility or all of the Assets if the Debtors determine for any reason that such action is in the best interests of their estate and creditors. Any such termination of the Bidding Process shall not give rise to any liability to any Potential or Qualified Bidder by the Debtors.

         H.       AUCTION PARTICIPATION

                  1. Qualified Participants; Baseline Bid. Unless otherwise ordered by the Court for cause shown, only a Qualified Bidder that has submitted a Qualified Bid is eligible to participate at the Auction. At least two (2) business days prior to the Auction, the Debtors will determine, based on the nature of the Qualified Bids received and in their discretion after consultation with the Creditors, whether to (a) conduct separate Auctions for separate Facilities or combinations of Facilities, (b) conduct a single Auction of all of the Assets, or (c) exercise their right to designate a Successful Bid in accordance with paragraph H.3. below. For each such Auction to be conducted, the Debtors will select, in their discretion after consultation with the Creditors, the highest or best bid (the "Baseline Bid") to serve as the starting point for the Auction. The Baseline Bid may include the combination of more than one Qualified Bid.

                  2. Notices of Baseline Bid and Auction Participation. At least two (2) business days prior to the Auction, the Debtors will provide all Qualified Bidders with a copy of the Qualified Bid(s) constituting the Baseline Bid(s) for each Auction. At least one (1) business day prior to the Auction, each Qualified Bidder that has submitted a Qualified Bid must inform the Debtors whether it intends to participate in the Auction of the applicable Assets. The Debtors thereafter will promptly inform each Qualified Bidder of the identity of the other Qualified Bidders expressing an intent to participate in the Auction.

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                  3.       Designation of Successful Bidder without Auction. If
                           the Debtors receive only one Qualified Bid with respect to certain of the Assets, they may determine not to conduct the Auction with respect to such Assets and may designate the sole Qualified Bid to be the Successful Bid with respect to such Assets for the purposes of the Asset Sale Procedures.

         I.       THE AUCTION

                  1. Time and Place. The Auction, if any, will be conducted at 10:00 a.m., Eastern Time, on February 26, 2003, at Brouse McDowell, 1001 Lakeside Avenue, Suite 1600, Cleveland, Ohio 441 14, or such later time or date or other place as the Debtors shall notify all Qualified Bidders that have submitted Qualified Bids and expressed their intent to participate in the Auction.

                  2. Competitive Bidding. At the Auction, participants will be permitted to bid based only upon the terms of the Baseline Bid (except to the extent otherwise authorized by the Debtors). The bidding will start at the purchase price in the Baseline Bid, and continue in increments of at least $50,000 in cash or cash equivalents, unless the Debtors, after consultation with the Creditors, establish a different increment prior to the Auction.

                  3. Adoption of Auction Rules. At the Auction, all bids will be made and received in one room, on an open basis, and all other bidders will be entitled to be present for all bidding with the understanding that the true identity of each bidder will be fully disclosed to all other bidders and that all material terms of each Qualified Bid will be fully disclosed to all other bidders throughout the entire Auction. Each Qualified Bidder will be permitted a reasonable, but limited, amount of time, as determined by the Debtors, to respond to the previous bid at the Auction. The Debtors may adopt other rules for the bidding process at the Auction that they deem necessary, in their discretion after consultation with the Creditors.

                  4. Designation of Successful Bidder. Immediately prior to the conclusion of any Auction, the Debtors, in consultation with their financial and legal advisors and the Creditors, will: (a) review each bid made at the Auction on the basis of financial and contractual terms and such factors relevant to the sale process, including those factors affecting the speed and certainty of consummating the proposed sale; (b) in their discretion, identify the highest or best bid for the applicable Assets at the Auction (the "Successful Bid"); and (c) notify all Qualified Bidders participating in the Auction, prior to its adjournment, of the name or names of the maker(s) of

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                           the Successful Bid for the applicable Assets (the
                           "Successful Bidder"), and the amount and other material terms of the Successful Bid.

                  5. Presentation of Successful Bids to the Bankruptcy Court. At the Sale Hearing, the Debtors will present each Successful Bid to the Court for approval.

         J.       EVALUATION OF QUALIFIED BIDS

                  Notwithstanding any other provision of the Asset Purchase Procedures to the contrary, the Debtors may: (a) determine, in their business judgment, which bid or bids, if any, constitute the highest or best offer for the applicable Assets; and (b) disqualify, at any time before entry of an order of the Court approving any bid as the Successful Bid, any bid that Debtors determine, in their discretion after consultation with the Creditors, is (i) inadequate or insufficient; (ii) not in conformity with the requirements of the Bankruptcy Code, the Asset Sale Procedures, or the terms and conditions of sale set forth in the Asset Purchase Agreement; or (iii) contrary to the best interests of the Debtors, their estates, or their creditors. The Debtors may extend or alter any deadline contained herein that will better promote the goals of the Bidding Process.

         K.       ACCEPTANCE OF QUALIFIED BIDS

                  The Debtors presently intend to sell the Assets to the Qualified Bidder(s) that submit(s) the highest or best bid(s). The Debtors' presentation to the Court for approval of any selected bid as the Successful Bid does not constitute the Debtors' acceptance of the bid. The Debtors will be deemed to have accepted a Qualified Bid only when such Qualified Bid has been approved by the Court at the Sale Hearing.

         L.       RETURN OF GOOD FAITH DEPOSIT

                  The Good Faith Deposits of all Qualified Bidders will be retained by the Escrow Agent, notwithstanding Court approval of a sale, until the earlier of (a) the closing of the proposed sale, (b) 48 hours after the termination of an executed Asset Purchase Agreement with another buyer concerning the applicable Assets as a result of the buyer's failure to close; or (c) the withdrawal of the applicable Assets from the sale process by the Debtors, but in any event not later than 45 days after the closing of the Sale Hearing. If the Successful Bidder does not close the proposed sale, the Debtors will have the right to present any other bid they determine, after consultation with the Creditors, to be the second highest or best bid, whether made prior to or at the Auction, to the Court for approval. At the closing of any sale transaction, the buyer will be entitled to a credit for the amount of its Good Faith Deposit.

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                                        BY ORDER OF THE COURT

DATED: February____, 2003

                                        _______________________________________
                                        Joseph F. Hutchinson, Jr. (0018210)
                                        Marc B. Merklin (0018195)
                                        Alan M. Koschik (0065891)
                                        BROUSE McDOWELL
                                        1001 Lakeside Avenue, Suite 1600
                                        Cleveland, Ohio 44114-1 151
                                        Telephone: (216) 830-6830
                                        Facsimile: (216) 830-6807
                                        jhutchison@brouse.com
                                        mmerklin@brouse.com
                                        akoschik@brouse.com

                                        Attorneys for Debtors and Debtors In
                                        Possession

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                         UNITED STATES BANKRUPTCY COURT
                            NORTHERN DISTRICT OF OHIO
                                EASTERN DIVISION

In re:                                       ) Chapter 11
                                             )
         COLD METAL PRODUCTS, INC., et al.,  ) Case Nos. 02-43619 and
                                             ) 02-43620
                  Debtors.                   ) (Jointly Administered)
                                             )
                                             )
                                             ) William T. Bodoh Bankruptcy Judge
___________________________________________  ) Bankruptcy Judge

                 NOTICE OF (A) PROPOSED SALE OF CERTAIN BUSINESS
        ASSETS OF COLD METAL PRODUCTS, INC. AND ALKAR STEEL CORPORATION,
                        (B) AUCTION, AND (C) SALE HEARING

PLEASE TAKE NOTICE THAT:

                  1. Cold Metal Products, Inc. ("Cold Metal") and Alkar Steel Corporation, the above-captioned debtors and debtors in possession, are soliciting offers for the purchase of their facilities, and those of Cold Metal's Canadian subsidiary (Cold Metal Limited), located in or near Ottawa, Ohio; Indianapolis, Indiana; Roseville, Michigan; Youngstown, Ohio; Montreal, Quebec; and Hamilton, Ontario. On February____, 2003, the United States Bankruptcy Court for the Northern District of Ohio entered an order establishing the schedule and procedures relating to this sale (the "Asset Sale Procedures")

                  2. The Debtors have scheduled an auction of the Assets (the "Auction") to be conducted on February 26, 2003, at 10:00 a.m., Eastern Time, at a location to be designed by the Debtors in Cleveland, Ohio. All interested parties are invited to submit a qualifying bid to be eligible to attend the Auction and submit competing offers to purchase the Assets.

                                                                       Exhibit B

                  3. Participation at the Auction is strictly subject to certain court-approved terms and conditions, including, among others, the submission of firm written offers, along with bid deposits and other information, by February 21, 2003. The Asset Sale Procedures are contained in a Solicitation for Bids, which may be obtained by written request to Resilience Capital Partners LLC, 25201 Chagrin Boulevard, Suite 360, Cleveland, Ohio 44122,
Attention: Geoffrey S. Frankel, Managing Partner, Facsimile No. (330) 726-6151.

                  4. Under the Asset Sale Procedures and without the publication of further notice, the Auction (a) may be adjourned to a later date,
(b) may be moved to a different location, or (c) may not be conducted.

                  5. A hearing to approve the sale of the Assets to the highest or best bidder is scheduled to be conducted on February 27, 2003, at 1:30 p.m., Eastern Time, before The Honorable William T. Bodoh, United States Bankruptcy Judge, in his courtroom at the United States Courthouse and Federal Building, 10 East Commerce Street, Youngstown, Ohio 44503 (the "Sale Hearing"). Under the Asset Sale Procedures and without the publication of further notice, the Sale Hearing (a) may be expedited and held on an earlier date, (b) may be adjourned to a later date, or (c) may not be conducted.

                  6. Objections to the sale of the Assets must be filed with the above court, and served on the undersigned counsel, so as to be received no later than 4:00 p.m., Eastern Time,

February 21, 2003.

                                        BY ORDER OF THE COURT

DATED: February_____, 2003

                                        _______________________________________
                                        Joseph F. Hutchinson, Jr. (0018210)
                                        Marc B. Merklin (0018195)
                                        Alan M. Koschik (0065891)
                                        BROUSE McDOWELL
                                        1001 Lakeside Avenue, Suite 1600
                                        Cleveland, Ohio 44114-1 151
                                        Telephone: (216) 830-6830
                                        Facsimile: (216) 830-6807
                                        jhutchinson@brouse.com
                                        mmerklin@brouse.com
                                        akoschik@brouse.com

                                        Attorneys for Debtors and Debtors In
                                        Possession

                         UNITED STATES BANKRUPTCY COURT
                            NORTHERN DISTRICT OF OHIO
                                EASTERN DIVISION

In Re:                                  :
                                        : Chapter 11
                                        :
LTV STEEL COMPANY, INC.,                : Jointly Administered
a New Jersey Corporation, et al.,       : Case No. 00-43866
                                        :
                           Debtors.     : Judge William T. Bodoh

             ORDER APPROVING CERTAIN BID PROTECTIONS FOR PROSPECTIVE
               PURCHASER OF SUBSTANTIALLY ALL OF THE ASSETS OF VP
         BUILDINGS, INC. AND ITS DEBTOR AND CERTAIN NONDEBTOR AFFILIATES

                  This matter coming before the Court on the Motion of Debtors VP Buildings, Inc.; VP-Graham, Inc,; Varco Pruden International, Inc.; and United Panel, Inc. for an Order Approving Certain Bid Protections for Prospective Purchaser of Substantially All of the Assets of VP Buildings, Inc. and Its Debtor and Certain Nondebtor Affiliates (the "Motion"), filed by the debtor movants (collectively, the "Debtor Sellers"), four of the above-captioned debtors and debtors in possession; an objection to the relief sought in the Motion (the Objection") having been filed by The Chase Manhattan Bank, as agent for the Debtors' postpetition secured lenders; a response (the "Response") to the Motion having been filed by the Creditors' Committee (as such term is defined in the Motion); the Court (a) having reviewed the Motion, the Objection and the Response and (b) having heard the statements of counsel regarding the relief requested in the Motion at a hearing before the Court (the "Hearing"); and the Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein;

                                                                       Exhibit C

                  THE COURT HEREBY FINDS THAT:

                  A. The Court has jurisdiction over this matter pursuant to 28 U.S.C. Sections 157 and 1334.

                  B.       This is a core proceeding pursuant to 28 U.S.C.
Section 157(b)(2).

                  C. Notice of the Motion and the Hearing was sufficient under the circumstances.

                  IT IS HEREBY ORDERED THAT:

                  1.       The Motion is GRANTED, and the Objection is
OVERRULED.

                  2. Capitalized terms not otherwise defined herein have the meanings given to them in the Motion.

                  3. The Bid Protections are approved under the following terms and conditions:

         - Upon the entry of this Order the Sellers are authorized pay Wellspring a proposal fee (the "Proposal Fee") of $250,000.~ in cash, which shall be fully earned and non-refundable; provided however. that if Wellspring terminates the Wellspring Proposal (or otherwise is no longer willing to proceed on the basis of the Wellspring Proposal) during the Interim Period (as such term is defined below), Wellspring shall refund $175,000.00 of the Proposal Fee to the Sellers, but in all events, Wellspring shall be entitled to retain $75.000 of the Proposal Fee.

         - If, prior to June 1, 2001, (1/)" any of the Sellers or LTV terminate the Wellspring Proposal (or otherwise indicate that they are no longer willing to proceed on the basis of the Wellspring Proposal) between the date that an order is entered approving the bid protections described in this Motion and the date that Wellspring delivers the Commitments (the "Interim Period"), Wellspring will be entitled to a Capped Expense Reimbursement of up to $250,000.00 (to the extent that the Capped Expense Reimbursement exceeds the Proposal Fee); provided further that if the Seller or LTV do not terminate the Wellspring Proposal (or otherwise indicate that they are no longer willing to proceed on the basis of the Wellspring Proposal) prior to Wellspring's obtaining the Bank Commitment, Wellspring will be entitled to a Capped Expense Reimbursement of up to an

------------------------
(1/) In the event that this Order is entered after April 24, 2001, all references herein to "June 1, 2001" shall be deemed modified so as to reflect the number of days after April 24, 2001 that this Order is actually entered.

                  additional $250,000.00 on account of the commitment fee for the Bank Commitment, for a total aggregate Capped Expense Reimbursement of $500,000.00 (the "Pre-APA Capped Expense Reimbursement").

                  - If Wellspring fails to provide the Sellers with the Commitments by June 1, 2001, Wellspring will not be entitled to any Capped Expense Reimbursement.

         - If, between the date that Wellspring provides the Sellers with the Commitments and the date that Wellspring and the Sellers and LTV execute an APA, (a) any of the Sellers or LTV terminate the Wellspring Proposal (or otherwise indicate that they are no longer willing to proceed on the basis of the Wellspring Proposal) or (b) Wellspring terminates the Wellspring Commitment in accordance with its terms (including the failure to execute a mutually satisfactory APA), Wellspring will be entitled to the Pre-APA Capped Expense Reimbursement.

         - After the APA has been executed, Wellspring will be entitled to the Pre-APA Capped Expense Reimbursement plus up to an additional $250,000.00 Capped Expense Reimbursement (for a maximum aggregate Capped Expense Reimbursement of $750,000.00) only if: (a) the Sellers determine (i) to pursue a transaction other than the sale transaction contemplated by the Wellspring Proposal or (ii) that the VP Assets will not be sold; or (b) Wellspring terminates the APA (in accordance with its terms) due to a breach by Sellers of certain provisions of the APA that will be mutually identified by Wellspring and the Sellers

         - After the APA has been executed, Wellspring will be entitled to receive a termination fee of $2,500,000.00 only if (a) the Sellers determine (i) to pursue a transaction other than the sale transaction contemplated by the Wellspring Proposal or
                  (ii) that the VP Assets will not be sold; or (b) Wellspring terminates the APA (in accordance with its terms) due to a breach by Sellers of certain provisions of the APA that will be mutually identified by Wellspring and the sellers.

         - The Debtors Sellers authorized to provide for a minimum overbid of $5,000,000.00 over the Purchase Price plus any liabilities to be assumed by Wellspring pursuant to the APA in any bidding procedures promulgated by the Sellers in connection with the sale of the VP Assets, with bid increments of $1,000,000.00 thereafter.

Dated: APRIL 24, 2001                        /s/ [ILLEGIBLE]
                                             -----------------------------------
                                             UNITED STATES BANKRUPTCY JUDGE

PREPARED BY:

/s/ [ILLEGIBLE]
----------------------------------
David G. Heiman (003827)
Richard M. Cieri (0032464)
Heather Lennox (0059649)
Carl E. Black (0069479)
JONES, DAY, REAVIS & POGUE
North Point
901 Lakeside Avenue
Cleveland, Ohio 44114
(216) 586-3939

Jeffrey B. Ellman(0055558)
JONES, DAY, REAVIS & POGUE
1900 Huntington Center
41 South High Street
Columbus, Ohio 43215
(614) 469-3939

ATTORNEYS FOR DEBTORS
AND DEBTORS IN POSSESSION

                         UNITED STATES BANKRUPTCY COURT
                            NORTHERN DISTRICT OF OHIO
                                EASTERN DIVISION

In re:                                       ) Chapter 11
                                             )
        COLD METAL PRODUCTS, INC., et al.,   ) Case Nos. 02-43619 and
                                             ) 02-43620
                 Debtors.                    ) (Jointly Administered)
                                             )
                                             )
                                             ) William T. Bodoh
_________________________________________    ) Bankruptcy Judge

            ORDER (A) ESTABLISHING BIDDING PROCEDURES FOR THE SALE OF
             BUSINESS ASSETS; (B) APPROVING CERTAIN BID PROTECTIONS;
             (C) SCHEDULING AUCTION AND FINAL SALE HEARING; AND
             (D) APPROVING THE FORM AND MANNER OF NOTICE THEREOF

                  This matter is before the Court on the Debtors' Motion for an Order (A) Authorizing Sale of Substantially All Business Assets; (B) Establishing Bidding Procedures for the Sale of Business Assets; (C) Approving Certain Bid Protections; (D) Scheduling Auction and Final Sale Hearing; and (E) Approving the Form and Manner of Notice Thereof (the "Motion"), filed by the Debtors Cold Metal Products, Inc. and Alkar Steel Corporation, the above-captioned debtors and debtors in possession (the "Debtors"); the Court having granted an expedited hearing (the "Hearing") on all matters raised by the Motion except for the request for authority to sell the Debtors' business assets; the Court having reviewed the Motion and having heard the statements of counsel in support of the relief requested at the Hearing; the Court finding that (a) the Court has jurisdiction over this matter pursuant to 28 U.S.C. Sections 157 and 1334, (b) this is a core proceeding pursuant to 28 U.S.C.
Section 157(b)(2), (c) this Court is the proper venue for the Motion pursuant to 28 U.S.C. Section 1408 and Local Bankruptcy Rules, and (d) notice of the Motion and the Hearing was sufficient under the circumstances; and the Court having determined that the legal

                                                                       Exhibit D
and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein.

         IT IS HEREBY ORDERED THAT:

         1. The Motion is GRANTED with respect to all matters, other than final authority to sell the Assets.

         2. Capitalized terms not otherwise defined herein have the meanings given to them in the Motion.

         3. The Asset Sale Procedures, as described in the Motion and the Bid Solicitation, are approved in all respects. The Debtors are authorized to take any and all actions necessary or appropriate to implement the Asset Sale Procedures.

         4. The form and manner of notice of the Bid Solicitation and the Sale Notice described in the Motion, copies of which are attached to this order as Exhibits A and B, are approved in all respects.

         5. The Bid Protections are hereby approved in all respects, and the Debtors are authorized to grant such Bid Protections to any "stalking-horse" bidder that executes a Buyer APA satisfactory to the Debtors by the Buyer M A Deadline.

         6. The Auction is scheduled for February 26, 2003, at 10:00 a.m., Eastern Time, at a location to be designated by the Debtors in Cleveland, Ohio. In accordance with the terms of the Asset Sale Procedures, (a) the Auction may be rescheduled for a later date or time or a different place, or (b) the Auction may cancelled.

         7. Service of this Order shall be deemed sufficient notice of the Asset Sale Procedures, the Bid Protections, the Auction, the Sale Hearing, and the deadline to object to the Debtors' request in the Motion for authority to sell the Assets.

         8. The Sale Hearing shall be scheduled for February 27, 2003, at 1:30 p.m., Eastern Time, before this Court and, if necessary, may be continued from time to time in open court without further written notice. Objections to that part of the Motion concerning the Debtors' request for authority to sell the Assets shall be filed and served so as to be received by the Debtors' undersigned counsel no later than 4:00 p.m., February 21, 2003. Unless a timely objection is filed and served, the Court may enter an order granting the Motion and authorizing sale of the Assets without further notice

DATED: _____________________            ________________________________________
                                        Hon. William T. Bodoh
                                        United States Bankruptcy Judge

PREPARED BY:

___________________________________
Joseph F. Hutchinson, Jr. (0018210)
Marc B. Merklin (0018195)
Alan M. Koschik (0065891)
BROUSE McDOWELL
1001 Lakeside Avenue, Suite 1600
Cleveland, Ohio 44114-1151
Telephone: (216) 830-6830
Facsimile: (216) 830-6807
jhutchinson@brouse.com
mmerklin@brouse.com
akoschik@brouse.com

Attorneys for Debtors and Debtors In Possession

                             CERTIFICATE OF SERVICE

         The undersigned hereby certifies that a copy of the foregoing DEBTORS' MOTION FOR AN ORDER (A) AUTHORIZING SALE OF SUBSTANTIALLY ALL BUSINESS ASSETS;
(B) ESTABLISHING BIDDING PROCEDURES FOR THE SALE OF BUSINESS ASSETS; (C) APPROVING CERTAIN BID PROTECTIONS; (D) SCHEDULING AUCTION AND FINAL SALE HEARING; AND (E) APPROVING THE FORM AND MANNER OF NOTICE THEREOF was served by first-class US. mail, postage prepaid, (and by facsimile where indicated) upon the parties identified on the attached Service Lists this 6 day of February, 2003

                                                /s/ Alna M. Koschik
                                                --------------------------------
                                                Alan M. Koschik

                           COLD METAL PRODUCTS, INC.
                                  SERVICE LIST

Andrew Vara, Esq.
Office of the United States Trustee
BP America Building
200 Public Square
20th Floor, Suite 3300
Cleveland, OH 44114-2301
FAX: 216-522-7193

Mr. Fred Yellon
Internal Revenue Services
Special Procedures Branch
1240 East Ninth Street
Cleveland, OH 44199

Office of the United States Attorney
1800 Bank One Center
600 Superior Avenue, East
Cleveland, OH 44114-2600

Pension Benefit Guaranty Corporation
1200 K Street, N.W., Suite 340
Washington, DC 20005-4026

Angela D. Dodd, Esq.
Attn: Bankruptcy Dept
U.S. Securities and Exchange Commission
175 W. Jackson Blvd., Suite 900
Chicago, IL 60604

Rosanne Thomas Matzat, Esq.
Gilbert Backenroth, Esq.
John P. Amato, Esq.
Maria A. Arnott, Esq.
Hahn & Hessen LLP
488 Madison Avenue
New York, NY 10022
FAX: 212-478-7400

Philip E. Langer, Esq.
Porter Wright Morris & Arthur LP
925 Euclid Avenue, Suite 1700
Cleveland, OH 44115-1483

Lee D. Powar, Esq.
Rocco 1. Debitetto, Esq.
Hahn Loeser & Parks, LLP
3300 BP Tower
200 Public Square
Cleveland, OH 44114
FAX: 216-241-2824

Attention: Dawn Hlavaty
Rouge Steel Company
3001 Miller Road, Room 2328
Dearborn, MI 48121

Attention: Kathy Longo
WCI Steel, Inc.
1040 Pine Avenue SE
Warren, OH 44483

Attention: Ralph G. Myers
Ebner Furnaces, Inc.
224 Quadral Drive
Wadsworth, OH 44281

voestalpine USA Corp.
500 Mamaroneck Avenue, Suite 310
Harrison, NY 10528

Attention : Michael Kelly
Dofasco USA, Inc.
Dept. #119701
P.O. Box 67000
Detroit, MI 48267-1197

City of New Britain
Tax Collector
27 W. Main Street
New Britain, CT 06051-4237

Attention: Gene Dixon
Thyssen, Inc.
400 Renaissance Center, Suite 1700
Detroit, MI 48243

Attention: Charles G. Makarov
Balli Klockner, Inc.
28000 West Jefferson
Gibraltar, MI 48173

City Treasurer
P.O. Box 290
Roseville, MI 48066

Attention: Frank L. Berzinis
Ispat Inland Admin. Services
30 W. Monroe Street
Chicago, IL 60603-3177

Attention: Jack Darby
National Steel Corporation
4100 Edison Lakes Parkway
Mishawaka, IN 46545

                           COLD METAL PRODUCTS, INC.
                                  SERVICE LIST

The Techs
2400 2nd Avenue
Pittsburgh, PA 15219

Mr. Mike Selwood
Cold Metal Products, Inc.
839 southwestern Run
Youngstown, OH 44514

Watson Wyatt & Company
Attn: Ruth E. Skolnick, Legal Assistant
General Counsel's Office
1717 H Street, NW
Washington, D.C. 20006-3900

H. Jeffrey Schwartz, Esq.
William E. Schonberg, Esq.
Robert C. Cross, Esq.
Benesch, Friedlander, Coplan & Aronoff LLP
2300 BP Tower
200 Public Square
Cleveland, OH 44114-2378
FAX: 216-363-4588

Attention: David R. Jury
United Steelworkers of America
Five Gateway Center, Room 807
Pittsburgh, PA 15222

David M. Fusco, Esq.
Schwarzwald & McNair
616 Penton Media Building
1300 East Ninth Street
Cleveland, OH 44114-1503

Sean D. Malloy, Esq.
Jean R. Robertson, Esq.
McDonald Hopkins Burke & Haber
2100 Bank One Center
600 Superior Avenue, East
Cleveland, OH 44114
FAX: 216-348-5474

Daniel M. Katlein, Esq.
Allard & Fish, P.C.
2600 Buhl Building
535 Griswold
Detroit, MI 48226

Attention: Karen Przybylo
Harris Steel
1223 S. 55th Court
Cicero, IL 60804

Linette M. Stratford, Esq.
Sharon K. Hackett, Esq.
Mahoning County Prosecutor's Office
120 Market Street
Youngstown, OH 44503

Sheldon S. Toll, Esq.
Richard I. Levin, Esq.
Honigman Miller Schwartz & Cohn
2290 First National Building
660 Woodward Avenue
Detroit, MI 48226

Richard L. Levin, Esq.
24684 Riverwood Drive
Franklin, MI 48025

Thomas W. Edgington, Esq.
Thomas A. Gugliotti, Esq.
Updike, Kelly & Spellacy, P.C.
One State Street
P.O. Box 231277
Hartford, CT 06123-1277

Alexander Rodetis
Anthony Viola
Esther Miller, Esq.
Marline Alexander-Thomas
GMAC Commercial Credit LLC
1290 Avenue of the Americas
New York, NY 10104

Neil Herskowitz
Elliot H. Herskowitz
Regen Capital I, Inc.
PO Box 626
Planetarium Station
New York, NY 10024-0540

Richard J. Thomas, Esq.
Henderson, Covington, Messenger,
Newman & Thomas Co.
34 Federal Plaza W., Suite 600
Youngstown, OH 44503

Charles P. Schulman
Sachnoff & Weaver, Ltd.
30 South Wacker Drive, Suite 2900
Chicago, IL 60606

Attention: Beverly H. Shideler
IBM Corporation
2707 Butterfield Road
Oakbrook, IL 60523

                           COLD METAL PRODUCTS, INC.
                                  SERVICE LIST

Carl D. Rafoth, Esq.
Friedman & Rummell Co, L.P.A.
100 Federal Plaza East, Suite 300
Youngstown, OH 44503

Peter M. Simcic, Jr.
Ohio Attorney General's Office
Environmental Enforcement Section
30 East Broad Street, 25th Floor
Columbus, OH 43215-3428

                           COLD METAL PRODUCTS, INC.
                                  SERVICE LIST

National City Leasing Corp
101 South Fifth Street
Louisville, KY 40232

NMHG Financial Services Inc.
44 Old Ridgebury Road
Danbury, CT 06810

Bohl Equipment Company
534 Laskey Road
Toledo, OH 43612

The Bank of New York
1290 Avenue of the Americas
New York, NY 10104

Marubeni America Corp.
450 Extension Avenue
New York, NY 10017

Rouge Steel Company
3001 Miller Road
Dearborn, MI 48121

Samuel Son & Co. Ltd.
2367 Dixie Road
Mississaugh, Ontario, Canada
L4Y 127

Instron Corporation
100 Royall Street
Canton, MA 02021

General Electric
PO Box 641469
Pittsburgh, PA 15264

American Business Center, Inc.
7677 South Avenue
Youngstown, OH 44512

City of Roseville
Catherine J. Haugh, Treasurer
P.O. Box 290
Roseville, MI 48066

Mahoning County Treasurer
120 Market Street
Youngstown, OH 44503

Marion County Treasurer
200 E. Washington St., Suite 1001
Indianapolis, IN 46204-3356

Porter County Treasurer
Porter County Administrative Center
155 Indiana Avenue, Suite 209
Valparaiso, IN 46383

Lake County Treasurer
2293 North Main Street
Crown Point, IN 46307

Calumet Township Assessor
501 East 5th Avenue
Gary, Indiana 46402

Montgomery County
Union Township Assessor
100 E. Main Street, Room 106
Crawfordsville, IN 47933

Putnam County Community
Improvement Corporation
240 East Main Street
Ottawa, OH 45875

Putnam County Treasurer
Courthouse
245 East Main Street, Suite 203
Ottawa, Ohio 45875

Key Equipment Finance
PO Box 1865
Albany, NY 12201-1865

Collector, Town of Cheshire
PO Box 884
Cheshire, CT 06410

Tax Collector
City of Waterbury
PO Box 2556
Waterbury, CT 06723

William E. Kelleher, Jr.
Cohen & Grigsby, P.C.
11 Stanwix Street, 15th Floor
Pittsburgh, PA 15222

Hart Leasing, Inc.
21627 Nine Mile Road
Saint Clair Shores, MI 48080

                           COLD METAL PRODUCTS, INC.
                                  SERVICE LIST

Monroe Bank & Trust
P.O. Box 740
Monroe, MI 48161

Pitney Bowes Credit Corp.
27 Waterview Drive
Shelton, CT 06484

SMB Leasing Solutions
1255 Wrights Lane
West Chester, PA 19380

Central Connecticut
Warehousing & Rigging, Inc
37 Commons Court
Waterbury, CT 06704-1439

Connecticut coil Processing Inc.
P.O. Box 11004
Waterbury, CT 06703-0004

Marjan Inc.
44 Railroad Hill Street
P.O. Box 2420
Waterbury, CT 06722

Nasco, Inc.
44 Railroad Hill Street
Waterbury, CT 06708-2420

United Steel Service, Inc.
4500 Parkway Rd.
P.O. Box 149
Brookfield, OH 44403-0149

Wheatland Steel Processing
1700 Broadway Avenue
Wheatland, PA 16161

Valley City Steel Company
804 Steel Drive
Valley City, OH 44280

Logistec Connecticut, Inc.
P.O. Box 9411
100 Waterfront Street
New Haven, CT 06534-0411

SOS Leveling
1501 Made Drive
P.O. Box 960
Middletown, OH 45042

Taylor Coil Processing
2260 Industrial Trace
Lordstown, OH 44481

Worihington Steel
6303 County Road 10
Delta, OH 43515

Mid South Warehouse, Inc.
8150 Tridon Dr.
Smyrna, TN 37167

Ads Logistics, LLC
Roll & Hold Division
9925 Brookford St.
Charlotte, NC 28273

Gibraltar Metals-Ithaca Div.
620 S. Aurora St.
Dock #6
Ithaca, NY 14850

Ceda Mills, Inc.
c/o Department 595
P.O. Box 17553,
Baltimore, MD 21203-7553

Sulco
655 Page Blvd.
Bldg. W
Springfield, MA 01104

Atlantic Steel & Processing LLC
1875 Thomaston Ave.
Waterbury, CT 06704-1034

Findlay's Tall Timbers
Distribution Ctr., Inc.
P.O. Box 952
2001 Industrial Road
Findlay, OH 45839

C & C Leasing
P.O. Box 30
W. Bloomfield, NY 14585

Stanley Tools
600 Myrtle St
New Britain, CT 06053-3939

                           COLD METAL PRODUCTS, INC.
                                  SERVICE LIST

Stever - Locke Industries
179 North Main Street
Honeoye Falls, NY 14472

Sandvik Steel Inc.
2235 Dewey Avenue
Benton Harbor, MI 49022

Ideal Division
c/o Grimes Logistics Services
600 North Ellis Road
Jacksonville, FL 32254

Southco Inc.
c/o C & C Leasing
7333 Community Drive
Lima, NY 14485

Connor Form
c/o Brown Metals Company
8635 White Oak Avenue
Rancho Cucamonga, CA 91730

McKechnie Vehicle
c/o Ads Logistics, Roll & Hold
9925 Brookford St
Charlotte, NC 28273

Heidtman Steel Processor
4400 Country Road 59
Butler, IN 46721

Wannemacher Truck Lines
1601 South Dixie Highway
Lima, OH 45801

Attention: Jamie Rozinski
Elecho Tek Base Metals
4407 Railroad Road
E. Chicago, IL 43612

Attention: Harry Kokkinis
Kokkinis & Associates
250 West 57th Street, Suite #1311
New York, NY 10107

Bohl Equipment Company
534 Laskey Road
Toledo, OH 43612

                           COLD METAL PRODUCTS, INC.
                                  SERVICE LIST

Mr. Stephen Presser
KPS Special Situations Fund
200 Park Avenue
New York, NY 10166

Mr. Michael Kalb
Sun Capital Partners, Inc.
445 Park Avenue, 10th Floor
New York, NY 10022

Mr. Richard Burkhardt
Stoutheart Corporation
6130 Cocbran Rd.
Solon, OH 44139

Mr. John Hollister
Fahnestock & Co.
1400 Eaton Center
1100 Superior Avenue
Cleveland, OH 44114

Mr. David Brown
Jernison Investment Co. Inc.
2001 Park Place, Suite 320
Birmingham, AL 35203-4800

Mr. George Petrenko
Renaissance Partners, Inc.
26th Floor, BP Tower
200 Public Square
Cleveland, OH 44114

Mr. Brad Jordan
Sunrise Capital Partners
685 Third Avenue, 15th Flr.
New York, NY 10017

Mr. Marvin M. Koenig
The Renco Group, Inc.
30 Rockefeller Plaza
New York, NY 10112

Mr. Bill Uhrig
Three Cities Research
650 Madison Avenue, 24th Floor
New York, NY 10022

Mr. Jeffrey Mertz
Penslar Capital Corp
101 Lafayette Rd
Princeton, NJ 08540

Mr. Alan Kestenhaurn
Marco International
One Penn Plaza
250 West 34th Street, Ste 2514
NewYork, NY 10119

Mr. Marty Flanagan
Namasco Corporation
500 Colonial Center Pkwy, Suite 500
Rosewell, GA 30076

Mr. Ed Ryan
Thompson Steel Company
120 Royall Street
Canton, MA 02021

Mr. Jack Drapp
Duferco Farrell Corporation
15 Roemer Boulevard
Farrell, PA 16121

Mr. Bradford T. Ray
Steel Technologies, Inc,
15415 Shelbyville Rd.
Louisville, KY 40245

Mr. Ken Matz
Gibraltar Steel Corporation
3556 Lake Shore Rd.
Buffalo, NY 14219-0228

Mr. D. Bryan Jones
Novamerican Steel Inc.
2175 Hymus Blvd.
Dorval, Quebec H9P 1J8, Canada

Mr. Edward M. Siegel, Jr.
Russel Metals Inc.
1900 Minnesota Ct., Ste. 210
Mississauga, Ontario L5N 3C9, Canada

Mr. Don Puley
Samuel, Son & Co. Ltd
2360 Dixie Rd
Mississauga, Ontario
Canada L4Y 127

Mr. Bob Piland
Lapham-Hickey Steel
5500 West 73rd Street
Chicago, IL 60638

                           COLD METAL PRODUCTS, INC.
                                  SERVICE LIST

Mr. Michael Mabagon
Resource Precision Steel
PO Box 215
Campbellsville, Ontario, Canada
(Nassagewaya), LOPlB0

Mr. Jim Chirikas
Horizon Steel Corp.
50390 Utica Dr.
Shelby Twp, MI 48315

Mr. John P. McConnell
Worthington Industries
1205 Dearbom Dr.
Columbus, OH 43085

                         UNITED STATES BANKRUPTCY COURT
                           NORTHERN DISTRICT OF OHIO
                                EASTERN DIVISION

In re:                                       )  Chapter 11
         COLD METAL PRODUCTS, INC., et al.   )
                                             )  Case Nos. 02-43619 and 02-43620
                                             )
                           Debtors.          )  William T. Bodoh
                                             )  Chief Bankruptcy Judge
                                             )
_____________________________________________)

            ORDER (A) ESTABLISHING BIDDING PROCEDURES FOR THE SALE OF
          BUSINESS ASSETS; (B) APPROVING CERTAIN BID PROTECTIONS; (C)
        SCHEDULING AUCTION AND FINAL SALE HEARING; AND (D) APPROVING THE
                       FORM AND MANNER OF NOTICE THEREOF

         This matter is before the Court on the Debtors' Motion for an Order (A) Authorizing Sale of Substantially All Business Assets; (B) Establishing Bidding Procedures for the Sale of Business Assets; (C) Approving Certain Bid Protections; (D) Scheduling Auction and Final Sale Hearing; and (E) Approving the Form and Manner of Notice Thereof (the "Motion"), filed by the Debtors Cold Metal Products, Inc. and Alkar Steel Corporation, the above-captioned debtors and debtors in possession (the "Debtors"); the Court having granted an expedited hearing (the "Hearing") on all matters raised by the Motion except for the request for authority to sell the Debtors' business assets; the Court having reviewed the Motion and having heard the statements of counsel in support of the relief requested at the Hearing; the Court finding that (a) the Court has jurisdiction over this matter pursuant to 28 U.S.C. Sections 157 and 1334, (b) this is a core proceeding pursuant to 28 U.S.C. Section 157(b)(2), (c) this Court is the proper venue for the Motion pursuant to 28 U.S.C. Section 1408 and Local Bankruptcy Rules, and (d) notice of the Motion and the Hearing was sufficient under the circumstances; and the Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein.

         IT IS HEREBY ORDERED THAT:

         1.       The Motion is GRANTED to the extent set forth herein.

         2. Capitalized terms not otherwise defined herein have the meanings given to them in the Motion.

         3. The Asset Sale Procedures set forth in Exhibit A are approved as provided herein. The Debtors are authorized to take any and all actions necessary or appropriate to implement the Asset Sale Procedures.

         4. The form and manner of the Bid Solicitation and the Sale Notice attached to this order as Exhibits A and B are approved.

         5. The Bid Protections set forth herein are hereby approved, and the Debtors are authorized to grant such Bid Protections to any "stalking-horse" bidder that executes a Buyer APA satisfactory to the Debtors by the Buyer APA Deadline. Notwithstanding anything to the contrary herein or in the Motion, any Break-Up Fee must be approved by the Debtors, the Committee, and any Lender that owns or holds a security interest in the Assets to be sold pursuant to such Buyer APA.

         6. The Auction is scheduled for February 26, 2003, at 10:00 a.m., Eastern Time, at Brouse McDowell, 1001 Lakeside Avenue, Suite 1600, Cleveland, Ohio. Subject to the terms of the Asset Sale Procedures, (a) the Auction may be rescheduled for a later date or time or a different place, or (b) the Auction may be cancelled.

         7. This Order and the Bid Solicitation attached hereto as Exhibit A and the Sale Notice attached hereto as Exhibit B shall be served as soon as practicable by first class mail on (i) all parties that have requested notice pursuant to Rule 2002 of the Federal Rules of Bankruptcy Procedure, (ii) members of the Committee, (iii) counsel to each of the Creditors, (iv) all parties who have expressed written interest in acquiring any Assets, and (v) all stamp or transfer taxing authorities in respect of the SaleSuch service of this Order shall be deemed sufficient notice of the Asset Sale Procedures, the Bid Protections, the Auction, the Sale Hearing, and the deadline to object to the Debtors' request in the Motion for authority to sell the Assets.

         8. The Sale Hearing shall be scheduled for February 27, 2003, at 1:30 p.m., Eastern Time, before this Court and, if necessary, may be continued from time to time in open Court without further written notice. Objections to that part of the Motion concerning the Debtors' request for authority to sell the Assets must be presented at or before the Sale Hearing. Unless a timely objection is presented, the Court may enter an order granting the Motion and authorizing sale of the Assets without further notice. All issues related to the sale of the Assets, and the disposition of any proceeds from any such sale are expressly reserved for determination at or after the Sale Hearing.

         9. Nothing in this Order shall limit any party's rights with respect to 11 U.S.C. Section 506(c).

Dated:    February 11, 2003                /s/ William T. Bodoh
                                           ------------------------------------
                                           Hon. William T. Bodoh
                                           United States Bankruptcy Judge

Prepared and Approved By:

              [ILLEGIBLE]
------------------------------------

/s/ [ILLEGIBLE]
--------------------------------------
Joseph F. Hutchinson, Jr. (0018210)
Marc B. Merklin (0018195)
Alan M. Koschik (0065891)
BROUSE McDOWELL
1001 Lakeside Avenue, Suite 1600
Cleveland, Ohio 44114-1151
Telephone: (216) 830-6830
Facsimile: (216) 830-6807
jhutchinson@brouse.com
mmerklin@brouse.com
akoschik@brouse.com

Attorneys for Debtors and Debtors in
Possession
Approved:

[ILLEGIBLE]                               [ILLEGIBLE]
------------------------------------      ------------------------------------
Counsel to The CIT Group/Equipment        Counsel for National City Leasing
Financing, Inc.                           Corporation

[ILLEGIBLE]                               [ILLEGIBLE]
------------------------------------      ------------------------------------
Counsel to The Official Committee of      Counsel to GMAC Commercial Credit
Unsecured Creditors

[ILLEGIBLE]                               [ILLEGIBLE]
------------------------------------      ------------------------------------
Office of the United States Trustee

                                                                       EXHIBIT A

                         UNITED STATES BANKRUPTCY COURT
                           NORTHERN DISTRICT OF OHIO
                                EASTERN DIVISION

In re:                                            )  Chapter 11
                                                  )
         COLD METAL PRODUCTS, INC., et al.,       )  Case Nos. 02-43619 and
                                                  )  02-43620
                          Debtors.                )  (Jointly Administered)
                                                  )
                                                  )  William T. Bodoh
________________________________________________  )  Chief Bankruptcy Judge

          SOLICITATION FOR BIDS TO PURCHASE CERTAIN BUSINESS ASSETS AND NOTICE OF (A) TERMS AND CONDITIONS OF AUCTION AND (B) SALE HEARING

TO ALL INTERESTED PARTIES:

                  PLEASE TAKE NOTICE that Cold Metal Products, Inc. ("Cold Metal") and Alkar Steel Corporation, the above-captioned debtors and debtors in possession (collectively, the "Debtors"), are soliciting offers for the purchase of the assets composing their facilities, and those of Cold Metal's Canadian subsidiary, Cold Metal Limited, located in or near Ottawa, Ohio; Indianapolis, Indiana; Roseville, Michigan; Youngstown, Ohio; Montreal, Quebec; and Hamilton, Ontario (the "Assets").

                  PLEASE TAKE FURTHER NOTICE that, pursuant to a court order entered on February ______, 2003, approving the asset sale procedures described below (the "Asset Sale Procedures"), the Debtors will conduct an auction of the Assets (the "Auction") among Qualified Bidders (as such term is defined below) on February 26, 2003, at 10:00 a.m., Eastern Time, at a location to be designated by the Debtors in Cleveland, Ohio. Under the Asset Sale Procedures, the Auction (a) may be adjourned to a later date, (b) may be moved to a different location, or (c) may not be conducted.

                  PLEASE TAKE FURTHER NOTICE that the sale of the Assets to the highest or best bidder is subject to the approval of the Bankruptcy Court, pursuant to section 363 of the Bankruptcy Code, 11 U.S.C. Sections 101-1330 (the "Bankruptcy Code"). A hearing to consider such approval IS scheduled to be conducted on February 27, 2003, at 1:30 p.m., Eastern Time, before

The Honorable William T. Bodoh, Chief united States Bankruptcy Judge, at the United States Courthouse and Federal Building, 10 East Commerce Street, Youngstown, Ohio 44503 (the "Sale Hearing"). The Sale Hearing may be adjourned or rescheduled without notice other than by an announcement at the Sale Hearing. Objections to the proposed sale must be presented at or before the Sale Hearing.

                  PLEASE TAKE FURTHER NOTICE that, except as otherwise set forth herein, all inquiries concerning the Asset Sale Procedures, the Auction, the Assets, or related matters should be made in writing and directed to: Resilience Capital Partners LLC, 25201 Chagrin Boulevard, Suite 360, Cleveland, Ohio 44122,
Attention: Geoffrey S. Frankel, Managing Partner, Facsimile No. (216) 292-4750.

                  PLEASE TAKE FURTHER NOTICE that the Asset Sale Procedures are as follows:

                            THE ASSET SALE PROCEDURES

         A.       DESCRIPTION OF THE ASSETS

                  1. Brief Overview of Assets. The Assets consist of all tangible assets (including real estate, equipment and inventory) located at each of the following facilities, along with all intangible assets used in the business conducted at each facility (including accounts receivable):(1)

                           (a)      The Alkar Facility.

                           (b)      The Ottawa (Ohio) Facility.

                           (c)      The Indianapolis Facility.

                           (d)      The Montreal Facility.

                           (e) The Hamilton (Ontario) Facility (excluding Building 18).

                           (f)      Building 18 (located in Hamilton, Ontario).

                           (g)      The Youngstown Facility.(2)

-------------------------
(1) A comprehensive description of the Assets is set forth in the Asset Purchase Agreement (as such term Is defined below) provided under the procedures in respect of each Facility (as such term is defined below) and will he available to potential bidders through the due diligence process described below. See definition of "Acquired Assets" in the Asset Purchase Agreement and related schedules thereto.

(2) A majority of the Assets are owned by Cold Metal; however, the Debtors seek authority to sell all of the Assets as described herein and in the Asset Purchase Agreement, whether owned by Cold Metal, Alkar, or Cold Metal's non-debtor Canadian subsidiary, Cold Metal Limited. Sale of the Canadian Assets will be governed by, and conducted in accordance with, Canadian law. the Debtors. by this Motion, seek Bankruptcy Court approval of their decision to sell the assets of their Canadian subsidiary.

                           As described below, pursuant to the Asset Sale Procedures, the Debtors will solicit interest in purchasing (a) substantially all of the assets composing any of the separate facilities identified above (individually, a "Facility") on a going-concern basis, (b) substantially all of the assets composing any combination of the Facilities on a going-concern basis, or (c) substantially all of the Assets on a going-concern basis.

                  2. Leased Equipment. Debtor Cold Metal is the lessee of a 54-inch slitter located at the Indianapolis Facility (the "Slitter") with National City Leasing Corporation ("NCLC") as the lessor. Cold Metal and NCLC have agreed to offer the Slitter for sale subject to the Asset Sale Procedures.

         B.       INITIAL PARTICIPATION REQUIREMENTS

                  1. Confidentiality Agreement and Statement of Interest. Unless the Debtors, in their discretion after consultation with the Lenders and the Committee (collectively, the "Creditors"), waive any requirements relating to participation in the Bidding Process (as such term is defined below), any person or entity wishing to participate in the Bidding Process must deliver to the Debtors:

                           (a) an executed confidentiality agreement in form and substance satisfactory to the Debtors; and

                           (b) a statement demonstrating to the Debtors' satisfaction a bona fide interest in purchasing one or more of the Facilities or all of the Assets.

                           Upon delivering these materials, the interested party will be considered a "Potential Bidder."

                  2. Confidential Memorandum and Asset Purchase Agreement. After a Potential Bidder delivers all of the materials required by paragraph B(1), the Debtors will deliver to the Potential Bidder (unless previously delivered): (a) a confidential memorandum containing information and financial data with respect to the Assets sought to be acquired (the "Confidential Memorandum"); and (b) a copy of a form of asset purchase agreement with respect to the Assets (the "Asset Purchase Agreement"). The Debtors may provide separate forms of an Asset Purchase Agreement for individual facilities and all of the Assets. A separate, distinct form of

                           Asset Purchase Agreement will be provided for Assets located in Canada. All such proposed from agreements are included within the definition of Asset Purchase Agreement used herein.

                  3. Review of Asset Purchase Agreements. (a) all form Asset Purchase Agreements (the "Form APAs") shall be filed with the Clerk of this Court and served upon counsel of record for the Lenders, the Committee, NCLC, and the U.S. Trustee, so as to be received no later than February 14, 2003; and (b) all non-Form
                           AP As shall be provided to the Lenders for review as follows: (1) counsel of record for the Lenders, the Committee, NCLC, and the U.S. Trustee, and any Potential Bidders shall immediately receive a copy of any Buyer APA (as defined below) upon delivery of the same to the Debtors or Debtors' counsel but, in any event, no later than the Buyer APA Deadline (as defined below); and (2) all other non-Form AP As including, without limitation, Marked Agreements (as defined below), shall be delivered to counsel of record for the Lenders, the Committee, and NCLC immediately upon receipt by the Debtors or their counsel but, in any event, no later than the Bid Deadline (as defined below).

         C.       DUE DILIGENCE

                  The Debtors will afford any Potential Bidder such due diligence access or additional information as may be reasonably requested and that the Debtors determine, in their business judgment, to be reasonable and appropriate. The Debtors will designate an employee or other representative to coordinate all reasonable requests for additional information and due diligence access from such Potential Bidders. Unless otherwise determined by the Debtors in their discretion after consultation with the Creditors, the availability of additional due diligence to a Potential Bidder will cease (a) if the Potential Bidder does not become a Qualified Bidder (as such term is defined below), (b) from and after the Bid Deadline (as such term defined below), or (c) if the Bidding Process is terminated in accordance with its terms with respect to the Assets at issue. Except as provided above with respect to the Confidential Memorandum and Asset Purchase Agreement to be provided to Potential Bidders, neither the Debtors nor their representatives will be obligated to furnish any information of any kind whatsoever relating to Assets to any party.

         D.       ABILITY TO SELECT A STALKINE-HORSE BUYER

                  1. Buyer Bid. The Debtors may execute an asset purchase agreement (a "Buyer APA") with any third party (a "Buyer") in connection with the proposed sale of the Assets (a "Buyer Bid"); provided that (a) any Buyer APA must be executed no later than 5:00 p.m., Eastern Time, on February 19, 2003, or such later date as may be established by the Debtors in their discretion after consultation with the Creditors (the "Buyer APA Deadline"); and (b) any Buyer APA must comply with all applicable provisions of paragraph F of these Asset Sale Procedures including, without limitation, paragraphs F(2)(b), F(2) and F(4). A Buyer Bid may relate to the proposed purchase of (a) any one of the Facilities, (b) any combination of more than one Facility, or (c) substantially all of the Assets. Upon execution of the Buyer APA, the Buyer Bid will be deemed to be an acceptable Qualified Bid (as such term is defined below) for the applicable Assets.

                  2. Break-Up Fee. If a Buyer APA is executed, the Buyer will be entitled, in accordance with the terms of the Buyer APA, to a break-up fee negotiated by the Debtors and the Buyer (a "Break-Up Fee"), not to exceed three and a half percent (3.5%) of the proposed transaction's value (including cash, non-cash considerations, and assumed liabilities), provided, however, that any Break-Up Fee must be approved by the Committee and any Lender that owns or holds a security interest in the Assets to be sold subject to such Buyer APA. The Buyer's entitlement to a Break-Up Fee is expressly conditioned on (a) the Buyer's willingness to purchase the applicable Assets on an "as is, where is" basis; (b) the consummation of a sale of the applicable Assets to another party; and (c) the other terms and conditions contained in the Buyer APA.

                  3. Notice of Buyer Bid. The Debtors will provide all Potential Bidders and the Lenders with copies of all Buyer APAs in accordance with paragraph B(3) of these Asset Purchase Procedures.

         E.       BID DEADLINE

                  Not later than 2:00 p.m., Eastern Time, on February 21, 2003 (the "Bid Deadline"), a Potential Bidder that desires to make a bid shall deliver written copies of its bid to: (a) Cold Metal Products, Inc., 8526 South Avenue, Boardman, Ohio 44513,
                  Attention: Joseph C. Horvath, Facsimile No. (330)726-6151; (b) Resilience Capital Advisors LLC, 25201 Chagrin Blvd., Suite 360, Cleveland, Ohio 44122, Attention: Geoffrey S. Frankel, Facsimile No. (216)292- 4750; (c) Brouse McDowell, 1001 Lakeside Avenue, Suite 1600, Cleveland, Ohio 44114, Attention:
                  Joseph F. Hutchinson, Jr., Esq., Facsimile No. (216)830-6807;
                  (d) Hahn & Hessen LLP, 488 Madison Avenue, New York, New York 10022,

                  Attention: Gilbert Backenroth, Esq., Facsimile No. (212) 478-7400; and (e) if the bid covers any or all of the Assets located at the Ottawa Facility, Hahn Loeser & Parks LLP, 3300 BP Tower, 200 Public Square, Cleveland, Ohio 44114-2301,
                  Attention: Lee D. Powar, Esq., Facsimile No. (216) 241-2824. The Debtors then will promptly distribute a copy of each bid received to counsel for the Creditors. By notice to all Potential Bidders, after consultation with the Creditors, the Debtors may extend the Bid Deadline once or successively, but are not obligated to do so.

         F.       BID REQUIREMENTS

                  1. Assets. Potential Bidders may bid on (a) any one of the Facilities, (b) any combination of Facilities, or
                           (c) the Assets. The Debtors reserve the right, in their discretion after consultation with the Creditors, to consider bids for other combinations of Assets, but are not required to do so.

                  2. Form and Content of Bid. To qualify, a bid must be in writing and state that:

                           (a) The Potential Bidder offers to purchase the applicable Assets upon the terms and conditions set forth in a copy of the Asset Purchase Agreement enclosed therewith, marked to show any proposed amendments and modifications to the Asset Purchase Agreement (the "Marked Agreement"). If there already is an existing proposed Buyer Bid with respect to the Assets to be purchased, the Marked Agreement should identify proposed amendments and modifications based on the Buyer APA;

                           (b) The Potential Bidder's offer is not subject to any due diligence or financing contingency and is irrevocable until the earlier of: (i) the closing of the sale of the applicable Assets, whether or not to such Potential Bidder; (ii) 48 hours after the termination of an executed Asset Purchase Agreement with another buyer concerning the applicable Assets as a result of such other buyer's failure to close; or
                                    (iii) the withdrawal of the applicable
                                    Assets from the sale process in accordance with these Asset Sale Procedures;

                           (c) With respect to any Assets for which there is a Buyer Bid, the purchase price is not less than the purchase price contained in the Buyer Bid, plus a minimum overbid (the "Minimum Overbid") equal to 103% of the amount of the corresponding Break-Up Fee; and

                           (d) The Potential Bidder is ready and willing to close on its proposed purchase of the applicable Assets within three (3) business days of the date the Sale Order is entered.

                  3. Required Supporting Materials. A Potential Bidder shall accompany its bid with (a) written evidence of available cash, a commitment for financing, or ability to obtain a satisfactory commitment if selected as the Successful Bidder (as such term is defined below) and such other evidence of ability to consummate the transaction as the Debtors and/or the Lenders may reasonably request; (b) a copy of a corporate resolution (or a comparable resolution if submitted by a limited liability company) authorizing the Potential Bidder to make a binding and irrevocable bid on the terms proposed, or if the offer is submitted by a partnership, affidavits signed by all general partners of the partnership stating (hat the Potential Bidder is authorized to make the binding and irrevocable bid; (c) any pertinent factual information regarding the Potential Bidder's operations that would assist the Debtors in their analysis of issues arising with respect to the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended; (d) the Potential Bidder's valuation of its bid, including cash, non-cash consideration, and assumed liabilities (the "Bid Valuation"); and (e) any pertinent factual information regarding the Potential Bidder's intended operation of the applicable Assets necessary to evaluate the Debtors' potential WARN Act exposure, if any. To the extent any Qualified Bid proposes to include non-cash instruments or similar consideration in its bid, such bid shall be accompanied by the form of notes or other type of instrument in connection with such non-cash consideration. The Bid Valuation shall not be binding on the Debtors, the Creditors, or any other party in interest,

                  4. Required Good Faith Deposit. By the Bid Deadline, a Potential Bidder must deposit with an escrow agent selected by the Debtors (the "Escrow Agent") a good faith deposit (the "Good Faith Deposit") equal to ten percent (10%) of the Bid Valuation. The Good Faith Deposit must be in the form of (a) a wire transfer of immediately available funds or (b) a bank cashier's check and will be held by the Escrow Agent in accordance with the terms of an escrow agreement to be provided with the Asset Purchase Agreement. A Lender may submit a credit bid pursuant to section 363(k) of the Bankruptcy Code without making a Good Faith Deposit.

                  5.       Qualified Bid. A bid received from a
                           Potential Bidder that meets the requirements in paragraphs F(l) through F(4) above, shall be considered a "Qualified Bid" and such Potential Bidder shall become a Qualified Bidder. The Debtors reserve the right, in their discretion after consultation with the Creditors, to waive noncompliance with any one or more of these requirements and deem any otherwise nonqualifying bid to be a Qualified Bid. A Qualified Bid will be evaluated based upon factors such as: (a) the purported amount of the Qualified Bid; (b) the fair value to be provided to the Debtors under the Qualified Bid; (c) (he risks associated with any non-cash consideration in any Qualified Bid; (d) the ability to close the proposed sale transaction without delay; (e) the alternatives for the disposition of non-purchased assets; and (f) any other factors that the Debtors may deem relevant.

                  6. Disqualification of Bid. Notwithstanding the foregoing, the Debtors reserve the right to disqualify any bid in their discretion, after consultation with the Creditors, if the bid:

                           - is on terms that are materially more burdensome or conditional than the terms of the Asset Purchase Agreement or any applicable Buyer APA;

                           - proposes to purchase items other than the Assets;

                           - requires any indemnification of such Qualified Bidder in its Marked Agreement;

                           -        is not received by the Bid Deadline;

                           - includes a non-cash instrument or similar consideration;

                           - is subject to any due diligence or financing condition; or

                           - fails to satisfy any requirement set forth in paragraphs F(1) through F(4) above.

                           Any bid rejected pursuant to this paragraph F(6) shall not deemed to be a Qualified Bid.

                  7. Credit Bid. (a) Nothing contained in any provision of these Asset Sale Procedures shall in any way impair, limit or restrict the right of any Lender to submit a credit bid (the "Credit Bid") on all or certain of the Assets upon which such Lender is entitled to submit a Credit Bid under Bankruptcy Code Section 363(k); (b) Any such Credit Bid (1) shall be automatically deemed a Qualified Bid and (2) shall not be subject to disqualification by the Debtors or otherwise, provided, however, that nothing contained herein shall limit the right of the Debtors to withdraw all or part of the Sale Motion; (c) A Lender submitting a Credit Bid (1) shall be automatically deemed to be a Qualified Bidder and (2) shall not be subject to disqualification by the Debtors or otherwise, provided, however, that nothing contained herein shall limit the right of the Debtors to withdraw all or part of the Sale Motion; (d) in the event that the Debtors proceed with the Auction, any Lender (whether or not it previously submitted a Credit Bid) may participate in the Auction and otherwise exercise its rights to credit bid including, without limitation, pursuant to Bankruptcy Code Section 363(k); (e) in the event that no Auction is held, a Lender nonetheless may, at the time scheduled for the Auction, exercise its rights to credit bid including, without limitation, pursuant to Bankruptcy Code Section 363(k); (f) A Credit Bid (1) shall be valued on the basis of the Lender's aggregate claim (the "Aggregate Claim") against all or certain of the Debtors to the extent of the amount bid; (g) any remaining balance of an Aggregate Claim that remains unsatisfied after the purchase of Assets by way of a Credit Bid may be asserted by the Lender as a deficiency claim against the appropriate Debtor's or Debtors' estate(s).

         G.       CONDUCT AND TERMINATION OF BIDDING PROCESS

                  1. Conduct of the Bidding Process. The Debtors will, in their discretion after consultation with the
                           Creditors: (a) determine whether any Potential Bidder satisfies the requirements specified above for obtaining the Confidential Memorandum and the Asset Purchase Agreement; (b) coordinate the efforts of Potential Bidders in conducting their respective due diligence investigations regarding the Assets; (c) determine whether any Potential Bidder is a Qualified Bidder; (d) determine whether to remove any of the Assets from the sale process under the Asset Sale Procedures; (e) evaluate bids from Qualified Bidders and determine whether any such bid is a Qualified Bid; (f) negotiate any bid made to purchase some or all of the Assets, including any Buyer Bid, and negotiate any related transaction issues; (g) perform the actions set forth in paragraphs H(4) through K below pertaining to the Auction and Sale

                           Hearing; and (h) make such other determinations as are provided in the Asset Sale Procedures. All of the foregoing activities and other actions relating to the Debtors efforts to sell the Assets under the Asset Sale Procedures are referred to collectively as the "Bidding Process."

                  2. Termination of the Bidding Process, If no Qualified Bids are received with respect to any Facility, the Debtors may remove such Facility from the Bidding Process. The Debtors may terminate the Bidding Process at any time with respect to any Facility or all of the Assets if the Debtors determine for any reason that such action is in the best interests of their estate and creditors. Any such termination of the Bidding Process shall not give rise to any liability to any Potential or Qualified Bidder by the Debtors.

                  3. Excepted Applicability to Credit Bids and Lender Consultation. None of the foregoing provisions of this paragraph (G) shall apply to a Credit Bid, nor shall any actions under paragraph (G)(2) be taken without prior consultation with the Lenders.

         H.       AUCTION PARTICIPATION

                  1. Qualified Participants; Baseline Bid. Unless otherwise ordered by the Court for cause shown, only a Qualified Bidder that has submitted a Qualified Bid is eligible to participate at the Auction. At least two (2) business days prior to the Auction, the Debtors will determine, based on the nature of the Qualified Bids received and in their discretion after consultation with the Creditors, whether to (a) conduct separate Auctions for separate Facilities or combinations of Facilities, (b) conduct a single Auction of all of the Assets, or (c) exercise their right to designate a Successful Bid in accordance with paragraph H(3) below. For each such Auction to be conducted, the Debtors will select, in their discretion after consultation with the Creditors, the highest or best bid (the "Baseline Bid") to serve as the starting point for the Auction. The Baseline Bid may include the combination of more than one Qualified Bid.

                  2. Notices of Baseline Bid and Auction Participation. At least two (2) business days prior to the Auction, the Debtors will provide all Qualified Bidders with a copy of the Qualified Bid(s) constituting the Baseline Bid(s) for each Auction. At least one (1) business day prior to the Auction, each Qualified Bidder that has submitted a Qualified Bid must inform the Debtors whether it intends to participate in the Auction of the applicable Assets. The Debtors thereafter will promptly inform each Qualified Bidder of the identity of the other Qualified Bidders expressing an intent to participate in the Auction.

                  3. Designation of Successful Bidder without Auction. If the Debtors receive only one Qualified Bid with respect to certain of the Assets, they may, after consultation with the Lenders, determine not to conduct the Auction with respect to such Assets and may designate the sole Qualified Bid to be the Successful Bid with respect to such Assets for the purposes of the Asset Sale Procedures, provided, however, that the Lenders first have a reasonable opportunity to submit a Credit Bid for such Assets and should decline or fail to do so in accordance with these Asset Sale Procedures.

         I.       THE AUCTION

                  1. Time and Place. The Auction, if any, will be conducted at 10:00 a.m., Eastern Time, on February 26, 2003, at Brouse McDowell, 1001 Lakeside Avenue, Suite 1600, Cleveland, Ohio 44114, or such other place as the Debtors shall notify all Qualified Bidders that have submitted Qualified Bids and expressed their intent to participate in the Auction. Upon obtaining the Lenders' prior consent, the Debtors may extend the Auction to such later time and date as that set forth herein.

                  2. Competitive Bidding. At the Auction, participants will be permitted to bid based only upon the terms of the Baseline Bid (except to the extent otherwise authorized by the Debtors). The bidding will start at the purchase price in the Baseline Bid, and continue in increments of at least $50,000 in cash or cash equivalents, unless the Debtors, after consultation with the Creditors, establish a different increment prior to the Auction.

                  3. Adoption of Auction Rules. (A) At the Auction, all bids will be made and received in one room, on an open basis, and all other Qualified Bidders will be entitled to be present for all bidding with the understanding that the true identity of each Qualified Bidder will be fully disclosed to all other Qualified Bidders and that all material terms of each Qualified Bid will be fully disclosed to all other Qualified Bidders throughout the entire Auction. Each Qualified Bidder will be permitted a reasonable, but limited, amount of lime, as determined by the Debtors, to respond to the previous bid at the Auction. (B) In their discretion, and after consultation with the Creditors, the Debtors may adopt such additional or revised rules (collectively, the "Revised Auction Rules") for the Auction's bidding process that they deem necessary. Any Revised Auction Rules shall be determined and announced to all parties and/or their representatives at or prior to commencing the Auction.

                  4. Designation of Successful Bidder. Immediately prior to the conclusion of any Auction, the Debtors, in consultation with their financial and legal advisors and the Creditors, will: (a) review each bid made at the Auction on the basis of financial and contractual terms and such factors relevant to the sale process, including those factors affecting the speed and certainly of consummating the proposed sale; (b) in their discretion, identify the highest or best bid for the applicable Assets at the Auction (the "Successful Bid"); and (c) notify all Qualified Bidders participating in the Auction, prior to its adjournment, of the name or names of the maker(s) of the Successful Bid for the applicable Assets (the "Successful Bidder"), and the amount and other material terms of the Successful Bid.

                  5. Presentation of Successful Bids to the Bankruptcy Court. At the Sale Hearing, the Debtors will present each Successful Bid to the Court for approval. In the event that the Debtors do not designate a Successful Bid for any Asset, the Debtors will nevertheless bring the highest or best bid to the Court at the Sale Hearing. However, the Debtors reserve the right to request that such bid not be approved for any reason, subject to the rights of any Lender to argue that approval should be granted.

         J.       EVALUATION OF QUALIFIED BIDS

                  1. Notwithstanding any other provision of the Asset Purchase Procedures to the contrary, the Debtors may:
                           (a) determine, in their business judgment, which bid or bids, if any, constitute the highest or best offer for the applicable Assets; and (b) disqualify, at any time before entry of an order of the Court approving any bid as the Successful Bid, any bid that Debtors determine, in their discretion after consultation with the Creditors, is (i) inadequate or insufficient; (ii) not in conformity with the requirements of the Bankruptcy Code, the Asset Sale Procedures, or the terms and conditions of sale set forth in the Asset Purchase Agreement; or (iii) contrary to the best interests of the Debtors, their estates, or their creditors.

                  2. Except with respect to paragraph I(1), the Debtors may extend or alter any deadline contained in these Asset Sale Procedures that will better promote the goals of the Bidding Process.

                  3 None of the foregoing provisions of paragraph J of these Asset Sale Procedures shall limit the Lenders' rights pursuant to paragraph F(7).

         K.       ACCEPTANCE OF QUALIFIED BIDS

                  The Debtors presently intend to sell the Assets to the Qualified Bidder(s) that submit(s) the highest or best bid(s). The Debtors' presentation to the Court for approval of any selected bid as the Successful Bid does not constitute the Debtors' acceptance of the bid. The Debtors will be deemed to have accepted a Qualified Bid only when such Qualified Bid has been approved by the Court at the Sale Hearing.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         L.       RETURN OF GOOD FAITH DEPOSIT

                  The Good Faith Deposits of all Qualified Bidders will be retained by the Escrow Agent, notwithstanding Court approval of a sale, until the earlier of (a) the closing of the proposed sale, (b) 48 hours after the termination of an executed Asset Purchase Agreement with another buyer concerning the applicable Assets as a result of such original buyer's failure to close; or (c) the withdrawal of the applicable Assets from the sale process by the Debtors, but in any event not later than 45 days after the closing of the Sale Hearing. If the Successful Bidder does not close the proposed sale, the Debtors will have the right to present any other bid they determine, after consultation with the Creditors, to be the second highest or best bid, whether made prior to or at the Auction, to the Court for approval. At the closing of any sale transaction, the buyer will be entitled to a credit for the amount of its Good Faith Deposit.

                                            BY ORDER OF THE COURT

DATED: February _______, 2003               ___________________________________
                                            Joseph F. Hutchinson, Jr. (0018210)
                                            Marc B. Merklin (0018195)
                                            Alan M. Koschik (0065891)
                                            BROUSE McDOWELL
                                            1001 Lakeside Avenue, Suite 1600
                                            Cleveland, Ohio 44114-1151
                                            Telephone: (216) 830-6830
                                            Facsimile: (216) 830-6807
                                            jhutchinson@brouse.com
                                            mmerltlin@brousc.com
                                            akoschik@brouse.comise.com

                                            Attorneys for Debtors and Debtors In
                                            Possession

                                                                       EXHIBIT B

                         UNITED STATES BANKRUPTCY COURT
                           NORTHERN DISTRICT OF OHIO
                                EASTERN DIVISION

In re:                                       )   Chapter 11
         COLD METAL PRODUCTS, INC., et al.   )
                                             )
                                             )   Case Nos. 02-43619 and 02-43620
                                             )
                           Debtors.          )   William T. Bodoh
                                             )   Chief Bankruptcy Judge
                                             )
_____________________________________________)

         NOTICE OF (A) PROPOSED SALE OF CERTAIN BUSINESS ASSETS OF COLD
               METAL PRODUCTS, INC. AND ALKAR STEEL CORPORATION,
                       (B) AUCTION, AND (C) SALE HEARING

PLEASE TAKE NOTICE THAT:

                  1. Cold Metal Products, Inc. ("Cold Metal") and Alkar Steel Corporation, the above-captioned debtors and debtors in possession, are soliciting offers for the purchase of their facilities, and those of Cold Metal's Canadian subsidiary (Cold Metal Limited), located in or near Ottawa, Ohio; Indianapolis, Indiana; Roseville, Michigan; Youngstown, Ohio; Montreal, Quebec; and Hamilton, Ontario. On February 11, 2003, the United States Bankruptcy Court for the Northern District of Ohio entered an order establishing the schedule and procedures relating to this sale (the "Asset Sale Procedures").

                  2. The Debtors have scheduled an auction of the Assets (the "Auction") to be conducted on February 26, 2003, at 1O:OO a.m., Eastern Time, at Brouse McDowell, 1001 Lakeside Avenue, Suite 1600, Cleveland, Ohio. All interested parties are invited to submit a qualifying bid to be eligible to attend the Auction and submit competing offers to purchase the Assets.

                  3. Participation at the Auction is strictly subject to certain court-approved terms and conditions, including, among others, the submission of firm written offers, along with bid deposits and other information, by February 21, 2003. The Asset Sale Procedures are contained in a Solicitation for Bids, which may be obtained by written request to Resilience Capital Partners LLC, 25201 Chagrin Boulevard, Suite 360, Cleveland, Ohio 44112,
Attention: Geoffrey S. Frankel, Managing Partners, Facsimile No.(216) 292-4750.

                  4. Under the Asset Sale Procedures and without the publication of further notice, the auction (a) may be adjourned to a later date,
(b) may be moved to a different location, or (c) may not be conducted.

                  5. A hearing to approve the sale of the Assets to the highest or best bidder is scheduled to be conducted on February 27, 2003, at 1:30 p.m., Eastern Time, before The Honorable William T. Bodoh, Chief United States Bankruptcy Judge, in his courtroom at the United States Courthouse and Federal Building, 10 East Commerce Street, Youngstown, Ohio 44503 (the "Sale Hearing"). Under the Asset Sale Procedures and without the publication of further notice, the Sale Hearing (a) may be expedited and held on an earlier date, (b) may be adjourned to a later date, or (c) may not be conducted.

                  6. Objections to sale of the Assets must be presented at the Sale Hearing.

                                             BY ORDER OF THE COURT

Dated:
         February ______, 2003               ___________________________________

                                            ____________________________________
                                            Joseph F. Hutchinson, Jr. (0018210)
                                            Marc B. Merklin (0018195)
                                            Alan M. Koschik (0065891)
                                            BROUSE McDOWELL
                                            1001 Lakeside Avenue, Suite 1600
                                            Cleveland, Ohio 44114-1151
                                            Telephone: (216) 830-6830
                                            Facsimile: (216) 830-6807
                                            jhutchinson@brouse.com
                                            mmerklin@brouse.com
                                            akoschik@brouse.com

                                            Attorneys for Debtors and Debtors in
                                            Possession

                                        3